UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant   ☒                             Filed by a Party other than the Registrant   ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Alimera Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE

This Amendment No. 1 amends and restates in its entirety the Definitive Additional Materials of Alimera Sciences, Inc. (the “Company”) that was originally filed with the Securities and Exchange Commission on April 26, 2017. The original Definitive Additional Materials, which included the Notice of Internet Availability of Proxy Materials, inadvertently omitted an advisory proposal relating to the frequency of holding future stockholder advisory non-binding votes on the compensation of the Company’s executive officers. The purpose of this Amendment No. 1 is to include that advisory proposal in the Notice of Internet Availability of Proxy Materials. No other changes have been made to the original Definitive Additional Materials.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 22, 2017.

ALIMERA SCIENCES, INC.

ALIMERA SCIENCES, INC.
6120 WINDWARD PARKWAY
SUITE 290
ALPHARETTA, GA 30005

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 25, 2017
Date: June 22, 2017 **Time:** 9:30 AM EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ALIM2017.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ALIM2017 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E29859-P92824

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT   2. FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 8, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/ALIM2017*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E29860-P92824

Voting Items

The Board of Directors recommends you vote "FOR" the following:

1. Election of Directors

   Nominees:

   01) James R. Largent
   02) C. Daniel Myers
   03) Calvin W. Roberts, M.D.

The Board of Directors recommends you vote "FOR" proposals 2 and 3.

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

3. To approve, on an advisory basis, the compensation of our named executive officers.

The Board of Directors recommends you vote "1 YEAR" on proposal 4.

4. To hold an advisory non-binding vote on the frequency of holding a vote on executive compensation.

NOTE: To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

E29861-P92824